CAPITAL ADVISORS
                                   GROWTH FUND
                        a series of Advisors Series Trust


                                    [GRAPHIC]




Capital Advisors Growth Fund is an open-end growth stock mutual fund. The Fund seeks to provide investors with long-term growth of capital. Capital Advisors, Inc. is the Fund's investment advisor.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                                   Prospectus
                                 April 30, 2003



                          CAPITAL ADVISORS GROWTH FUND

                        a series of Advisors Series Trust
                           320 South Boston, Suite 825

                                 Tulsa, OK 74103
                                 (918) 599-0045




                                Table of Contents

An Overview of the Fund........................................................3
Performance Information........................................................4
Fees and Expenses..............................................................6
Investment Objective and Principal Investment Strategies.......................7
Principal Risks of Investing in the Fund.......................................8
Investment Advisor.............................................................8
Shareholder Information........................................................9
Pricing of Fund Shares........................................................12
Dividends and Distributions...................................................13
Tax Consequences..............................................................13
Rule 12b-1 Fees...............................................................14
Financial Highlights..........................................................15
PRIVACY NOTICE................................................................16



More detailed information on all subjects covered in this Prospectus is contained in the Fund's Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the contents of this Prospectus should request the SAI and review it before purchasing shares.




                            An Overview of the Fund

What is the Fund's  The Fund seeks long-term capital growth.
investment goal?


What are            The  Fund  invests   primarily  in  common  stocks  of  U.S.
the Fund's          companies.  In  selecting  investments,  the Fund invests in
principal           companies with prospects for  above-average  earnings growth
investment          over   an   extended   period   of   time.   The   Fund   is
strategies?         non-diversified.  This means that with respect to 50% of its
                    assets,  it  may  make  larger   investments  in  individual
                    Companies than a fund that is diversified. However, with respect to the other 50% of its assets the Fund may only invest 5% of its assets in any individual security.

What are            There  is the  risk  that  you  could  lose  money  on  your
the principal       investment  in the  Fund.  This  could  happen if any of the
risks of            following events happen:
investing
in the              o    The stock market goes down
Fund?               o    Interest rates go up
                    o    Growth stocks fall out of favor with the stock market
                    o    Stocks in the Fund's  portfolio may not increase  their
                         earnings at the rate anticipated because the Fund's initial evaluation of the stock was mistaken
                    o    Anticipated  future  products or services of  companies
                         selected for investment by the Fund may be delayed or not occur
                    o    Because  the  Fund  has  the  ability  to  take  larger
                         positions in a smaller number of issuers, the Fund's share price may be more volatile than the share price of a diversified fund.



Who may want        The Fund may be appropriate for investors who:
to invest in
the Fund?           o    Are pursuing a long-term goal such as retirement
                    o    Want to add an  investment  with  growth  potential  to
                         diversify their investment portfolio
                    o    Are willing to accept higher short-term risk along with
                         higher potential for long-term growth

                    The Fund may not be appropriate for investors who:

                    o    Need regular income or stability of principal
                    o Are pursuing a short-term goal or investing emergency reserves




                             Performance Information

The following performance information indicates some of the risks of investing in the Fund. The bar chart below illustrates how the Fund's total return has varied from year to year. The table below illustrates how the Fund's average annual total return over time compared with a broad-based market index, as well as an index that is comprised of funds that generally have an investment objective similar to that of the Fund. All presentations below assume reinvestment of dividends and distributions. Please keep in mind that the Fund's past performance, before and after taxes, does not necessarily indicate how it will perform in the future.


Calendar Year Total Return
as of December 31


[BAR CHART]

2000:   -13.50%
2001:   -24.05%
2002:   -28.31%



During the period shown in the bar chart, the Fund's highest quarterly return was 29.20% for the quarter ended December 31, 2001, and the lowest quarterly return was -30.23% for the quarter ended March 31, 2001.

Average Annual Total Return
as of December 31, 2002


                                                                 Since Inception
                                                         1 Year    (01/01/00)
                                                      ---------- ---------------
Capital Advisors Growth Fund
----------------------------------------------------- ---------- ---------------
        Return Before Taxes                             -28.31%     -22.20%
        Return After Taxes on Distributions(1)          -28.31%     -22.20%
        Return After Taxes on Distributions and Sale
                of Fund Shares(1),(2)                   -17.38%     -16.76%
----------------------------------------------------- ---------- ---------------
S&P 500 Index(3)                                        -22.10%     -14.55%
----------------------------------------------------- ---------- ---------------
Lipper Large Cap Growth Funds Index(4)                  -28.12%     -23.97%
----------------------------------------------------- ---------- ---------------

(1) After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(2) The "Return After Taxes on Distributions and Sale of Fund Shares" figure is higher than other return figures for the Fund because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.
(3) The S&P 500 Index is an unmanaged index generally representative of the market for stocks of large-sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.
(4)  The  Lipper  Large-Cap Growth  Funds  Index  measures  the  performance  of open-end mutual funds that normally invest in large-capitalization companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. The mutual funds in this Index generally have a similar investment objective as the Fund, although some funds comprising the index may have somewhat different investment policies or objectives. Lipper rankings are based on total returns, including reinvestment of dividends and capital gains for the stated period; this calculation does not include sales charges.


                                Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases ........................   None
Maximum deferred sales charge (load) ....................................   None

Annual Fund Operating Expenses*
(expenses that are deducted from Fund assets)

Management Fees.......................................................... 0.75%
Distribution and Service (12b-1) Fees ................................... 0.25%
Other Expenses........................................................... 0.90%
                                                                         ------
Total Annual Fund Operating Expenses .................................... 1.90%
        Less Expense Waiver/Reimbursements...............................-0.40%
                                                                         ------
Net Annual Fund Operating Expenses....................................... 1.50%
                                                                         ======

* The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund, until such contractual arrangement is terminated by the Board of Trustees, to ensure that Net Annual Fund Operating Expenses do not exceed 1.50%. The Advisor reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund if the Fund's expenses are less than the limit agreed to by the Fund. The Board of Trustees may terminate this expense reimbursement arrangement at any time.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund's operating expenses remain the same. The figures below are based on net annual operating expenses. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

                One Year  ............................   $   153
                Three Years...........................   $   474
                Five Years ...........................   $   818
                Ten Years ............................   $ 1,791


            Investment Objective and Principal Investment Strategies

The Fund's investment goal is long-term capital growth.

The Fund primarily invests in common stock of domestic companies. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stock that have the potential for long-term growth of capital.

The Advisor uses the growth style in selecting stocks for the Fund's portfolio. While economic forecasting and industry sector analysis play a part in the research effort, the Advisor's stock selection process begins with an individual company. This is often referred as a bottom-up approach to investing. From a group of companies that meet the Advisor's standards, the Advisor selects the securities of those companies that offer what it believes is the best balance of rapid earnings growth and diversification.

The Fund buys and sells stocks based on the Advisor's research and focuses on characteristics that the Advisor believes allow a company to grow at an above-average rate for an extended period of time. These include:

      o     Dominant position with its industry
      o     Sustainable competitive advantage
      o     Shareholder oriented management philosophy
      o     Strong brand or franchise value
      o     Operating within a definable growing market
      o     Strong research and development

The Fund will consider selling stocks in its portfolio when the following events occur:

      o     The stock reaches its target
      o     Fundamentals supporting the stock's value deteriorate
      o     Better investment alternatives exist

Under normal market conditions, the Fund will stay fully invested in stocks. However, the Fund may depart from its principal investment strategies by making short-term investments in cash equivalents in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objective.

In keeping with its investment approach, the Advisor does not anticipate frequent short-term trading of securities. This means that the Fund should have a relatively low rate of portfolio turnover. This has the potential to make the Fund a tax efficient investment. This should result in the realization and distribution to shareholders of lower capital gains, which could be considered tax efficient. The anticipated lack of short-term trading should lead to lower transaction costs, which could offer higher performance.


                    Principal Risks of Investing in the Fund

The principal risks of investing in the Fund that may adversely affect the Fund's net asset value or total return have previously been summarized under "An Overview of the Fund." These risks are discussed in more detail below.

Management Risk. Management risk means that your investment in the Fund varies with the success and failure of the Advisor's investment strategies and the Advisor's research, analysis and determination of portfolio securities. If the Advisor's investment strategies do not produce the expected results, your investment could be diminished.

Market Risk. The risk that the market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Non-Diversification Risk. The Fund is a non-diversified Fund. As such, the Fund has added risk because it may invest a greater percentage of assets in a more limited number of issuers compared to other mutual funds.

                               Investment Advisor

Capital Advisors, Inc., founded in 1978, is the investment advisor to the Fund. The investment advisor's address is 320 South Boston, Suite 825, Tulsa, OK 74103. The investment advisor currently manages assets of approximately $700 million for individual and institutional investors. The investment advisor provides advice on buying and selling securities. The investment advisor also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund. For its services, the Fund pays the investment advisor a monthly management fee based upon its average daily net assets. For the fiscal year ended December 31, 2002, the Advisor received advisory fees of 0.35% of the Funds average daily net assets, net of waiver.

Portfolio Managers
Richard E. Minshall, Chairman of the Advisor, and Keith C. Goddard, CFA, Executive Vice President and Director of Research for the Advisor, are co-portfolio managers of the Fund. Messrs. Minshall and Goddard are assisted by an Investment Committee with over 50 years of experience in investment management. Mr. Minshall founded the Advisor in 1978 and carried the title of President and CEO from June of 1978 until December of 1995 at which time he relinquished the title of President and assumed the title of Chairman and CEO. Mr. Goddard has been a research analyst and portfolio manager with the Advisor since 1991.

                             Shareholder Information

How to Buy Shares
You may open a Fund account with $5,000 and add to your account at any time with $250 or more. You may open a retirement plan account with $500 and add to your account at any time with $100 or more. You also may open a Fund account with $1,000 and make subsequent monthly investment with $100 or more through the Automatic Investment Plan. The Fund may waive minimum investment requirements from time to time.

You may purchase shares of the Fund by check or wire. All purchases by check must be in U.S. dollars. Third party checks and cash will not be accepted. A charge may be imposed if your check does not clear. The Fund is not required to issue share certificates. The Fund reserves the right to reject any purchase in whole or in part. Shares of the Fund are not registered outside of the United States.

By Check
If you are making your first investment in the Fund, simply complete the Account Application included with this Prospectus and mail or overnight deliver (such as FedEx) it with a check (made payable to "Capital Advisors Growth Fund") to:

     Regular Mail                          Overnight Delivery
     Capital Advisors Growth Fund          Capital Advisors Growth Fund
     c/o U.S. Bancorp Fund Services, LLC   c/o U.S. Bancorp Fund Services, LLC
     P.O. Box 701                          615 E. Michigan Street, Third Floor
     Milwaukee, WI 53201-0701              Milwaukee, WI  53202

NOTE: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

If you are making a subsequent purchase, a stub is attached to the account statement you will receive after each transaction. Detach the stub from the statement and mail it together with a check made payable to "Capital Advisors Growth Fund" to the Fund in the envelope provided with your statement or to the address noted above. You should write your account number on the check.

By Wire
If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed Account Application. You can mail or overnight deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your bank to send the wire. Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

                  U.S. Bank, National Association
                  425 Walnut Street
                  Cincinnati, OH 45202
                  ABA #: 042000013
                  Credit:  U.S. Bancorp Fund Services, LLC
                  A/C #112-952-137
                  FFC: [Name of Fund]
                       Shareholder Registration
                       Shareholder Account Number (if known)

If you are making a subsequent purchase, your bank should wire funds as indicated above. It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Transfer Agent at 1-866-205-0523. Your bank may charge you a fee for sending a wire to the Fund.

You may buy and sell shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund's Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Fund may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

Automatic Investment Plan
For your convenience, the Fund offers an Automatic Investment Plan. Under this Plan, after your initial investment, you authorize the Fund to withdraw from your personal checking account each month an amount that you wish to invest, which must be at least $100. If you wish to enroll in this Plan, complete the appropriate section in the Account Application or contact the Transfer Agent. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the Plan at any time by notifying the Transfer Agent in writing. Your termination letter must be received by the Transfer Agent sufficiently in advance of the next scheduled withdrawal.

Retirement Plan
The Fund offers Individual Retirement Account ("IRA") plans. You may obtain information about opening an IRA account by calling 1-866-205-0523. If you wish to open another type of retirement plan, please contact the Transfer Agent.

How to Sell Shares
You may sell (redeem) your Fund shares on any day the Fund and the New York Stock Exchange ("NYSE") are open for business.

You may redeem your shares by simply sending a written request to the Transfer Agent. You should give your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration. You should send your redemption request to:

     Regular Mail                          Overnight Delivery
     Capital Advisors Growth Fund          Capital Advisors Growth Fund
     c/o U.S. Bancorp Fund Services, LLC   c/o U.S. Bancorp Fund Services, LLC
     P.O. Box 701                          615 E. Michigan Street, Third Floor
     Milwaukee, WI 53201-0701              Milwaukee, WI  53202

If you complete the Redemption by Telephone portion of the Account Application, you may redeem all or some of your shares by calling the Transfer Agent at 1-866-205-0523 before the close of trading on the NYSE. This is normally 4:00 p.m., Eastern time. Redemption proceeds will be processed on the next business day to the address that appears on the Transfer Agent's records. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the Account Application. The minimum amount that may be wired is $1,000. Wire charges, if any, will be deducted from your redemption proceeds. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. If you have a retirement account, you may not redeem shares by telephone.

When you establish telephone privileges, you are authorizing the Fund and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your Account Application. Redemption proceeds will be transferred to the bank account you have designated on your Account Application.

Before acting on instructions received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Fund may change, modify or terminate these privileges at any time upon at least 60 days' notice to shareholders.

You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 1-866-205-0523 for instructions.

You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus. If you made your first investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received by the Fund. If you did not purchase your shares with a certified check or wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

The Fund may redeem the shares in your account if the value of your account is less than $5,000 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $5,000 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $5,000 before the Fund takes any action.

The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

Systematic Withdrawal Program
As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Program. If you elect this method of redemption, the Fund will send you a check in the minimum amount of $100. You may choose to receive a check each month or calendar quarter. Your Fund account must have a value of at least $10,000 in order to participate in this Program. This Program may be terminated at any time by the Fund. You may also elect to terminate your participation in this Program at any time by writing to the Transfer Agent.

A withdrawal under the Program involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.


                             Pricing of Fund Shares

The price of Fund shares is based on the Fund's net asset value. This is calculated by dividing the Fund's assets, minus its liabilities, by the number of shares outstanding. The Fund's assets are the market value of securities held in its portfolio, plus any cash and other assets. The Fund's liabilities are fees and expenses owed by the Fund. The number of Fund shares outstanding is the amount of shares which have been issued to shareholders. The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the net asset value next calculated after your order is received in proper form.

The net asset value of the Fund's shares is determined as of the close of regular trading on the NYSE. This is normally 4:00 p.m., Eastern time. Fund shares will not be priced on days that the NYSE is closed for trading. The net asset value of Fund shares may also be determined on days the NYSE is closed or at times other than 4:00 p.m. if the Board of Trustees decides it is necessary.


                           Dividends and Distributions

The Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. The Fund will make another distribution of any additional undistributed capital gains earned during the 12-month period ended October 31 on or about December 31.

All distributions will be invested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment for the distribution.

Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the record date by the amount of the dividend or distribution. You should note that a dividend or distribution paid on shares purchased shortly before that dividend or distribution was declared will be subject to income taxes even though the dividend or distribution represents, in substance, a partial return of capital to you.

                                Tax Consequences

The Fund typically makes distributions of dividends and capital gains. Dividends are taxable to you as ordinary income. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received the prior December. Because of its investment strategies, the Fund expects that its distributions will primarily consist of capital gains.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

If you sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.


                                 Rule 12b-1 Fees

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. This rule allows the Fund to pay distribution fees for the sale and distribution of its shares and for services provided to shareholders. The Plan provides for the payment of a distribution and service fee at the annual rate of 0.25% of the Fund's average daily net assets which are payable to the Advisor, as Distribution Coordinator. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                              Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance during the periods shown. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, and their report and the Fund's financial statements are included in the Fund's current annual report, which is available free of charge upon request.

For a share outstanding throughout each period
--------------------------------------------- -------------------------------
                                                 Years ended December 31
                                                2002      2001      2000
--------------------------------------------- -------------------------------
Net asset value, beginning of period          $13.14      $17.30    $20.00
                                              ------      ------    ------
Income from investment operations:
      Net investment loss                      (0.09)      (0.13)    (0.16)
      Net realized and unrealized
        loss on investments                    (3.63)      (4.03)    (2.54)
                                              --------    ------    ------
Total from investment operations               (3.72)      (4.16)    (2.70)
                                              --------    ------    ------
Net asset value, end of period               $  9.42      $13.14    $17.30
                                              =======     ======    ======

Total return                                  (28.31%)    (24.05%)  (13.50%)

Ratios/supplemental data:
Net assets, end of period (thousands)        $10,320     $16,006   $17,191

Ratio of expenses to average net assets:
      Before expense reimbursement              1.90%       1.82%     1.75%
      After expense reimbursement               1.50%       1.50%     1.49%

Ratio of net investment loss to
   average net assets:
      After expense reimbursement              (0.83%)     (1.08%)   (1.12%)

Portfolio turnover rate                        61.66%      58.16%    49.39%


                                 PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

o    Information we receive about you on applications or other forms;

o    Information you give us orally; and

o    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with unaffiliated third parties.


                          CAPITAL ADVISORS GROWTH FUND
                 a series of Advisors Series Trust (the "Trust")

For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund and is incorporated into this Prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

                          Capital Advisors Growth Fund
                       c/o U.S. Bancorp Fund Services, LLC
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701
                            Telephone: (866) 205-0523

You can review and copy information including the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. You can get text-only copies:

For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. Free of charge from the Commission's EDGAR Database on the Commission's Internet website at: www.sec.gov



                                         (The Trust's SEC Investment Company Act
                                                          File No. is 811-07959)